BLACKROCK FUNDSSM

BlackRock Global Impact Fund

(the “Fund”)

Supplement dated February 20, 2024 to the Statement of Additional Information (“SAI”) of the Fund,

dated August 28, 2023, as amended or supplemented to date

Effective February 20, 2024, the following changes are made to the Fund’s SAI:

The section entitled “Management, Advisory and Other Service Arrangements — Information Regarding the Portfolio Manager” is revised as follows:

The first paragraph is deleted in its entirety and replaced with the following:

Information Regarding the Portfolio Managers

Sheetal Prasad and Joseph Wolfe, CFA are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Effective March 2024, Sheetal Prasad will no longer serve as a portfolio manager of the Fund.

The sub-section entitled “Other Funds and Accounts Managed” is deleted in its entirety and replaced with the following:

The following table sets forth information about funds and accounts other than the Fund for which the portfolio managers are primarily responsible for the day-to-day portfolio management as of April 30, 2023.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Sheetal Prasad*	2 $9.75 Million	6 $364.43 Million	2 $562.98 Million	0 $0	0 $0	0 $0
Joseph Wolfe, CFA**	5 $3.07 Billion	10 $3.77 Billion	0 $0	0 $0	0 $0	0 $0

*	Effective March 2024, Sheetal Prasad will no longer serve as a portfolio manager of the Fund.

**	Information provided is as of December 31, 2023.

The first paragraph of the sub-section entitled “Portfolio Manager Compensation Overview” is deleted in its entirety and replaced with the following:

The discussion below describes Sheetal Prasad’s compensation as of April 30, 2023 and Joseph Wolfe, CFA’s compensation as of December 31, 2023.

The sub-section entitled “Portfolio Manager Compensation Overview — Discretionary Incentive Compensation” is deleted in its entirety and replaced with the following:

Discretionary Incentive Compensation-Sheetal Prasad

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets or strategies under management or supervision by that portfolio manager, and/or the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Fund, other accounts or strategies managed by each portfolio manager. Performance is generally measured on a pre-tax basis over various time periods including 1-, 3-and 5-year periods, as applicable. With respect to the portfolio manager, the benchmarks for these funds include: MSCI All Country World Index (Net Total Return). The performance of other accounts or strategies managed by each portfolio manager may not be measured against a specific benchmark.

Discretionary Incentive Compensation-Joseph Wolfe

Generally, discretionary incentive compensation for Fundamental Equities portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. With respect to the portfolio manager, the benchmark for the Fund and other accounts is: FTSE United States in GBP; MSCI All Country (AC) Americas Index; Russell 1000 Index (GBP); Russell 1000 Index (Gross Total Return); Russell 1000 Value Index (Total Return); Russell 1000 Value Index TR in GBP; Russell 1000 Value TR Customized Index Performance Benchmark JPY; Russell 1000, expressed in EUR; Russell MidCap Value Index; S&P United States MidSmallCap Index; S&P US MidSmallCap Index (GBP).

A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.

The last sentence of the second paragraph of the sub-section entitled “Portfolio Manager Compensation Overview — Distribution of Discretionary Incentive Compensation” is deleted in its entirety and replaced with the following:

The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

The sub-section entitled “Portfolio Manager Beneficial Holdings” is deleted in its entirety and replaced with the following:

The following table sets forth the dollar range of equity securities of the Fund beneficially owned by the portfolio manager as of April 30, 2023.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned
Sheetal Prasad*	$100,001 - $500,000
Joseph Wolfe, CFA**	None

*	Effective March 2024, Sheetal Prasad will no longer serve as a portfolio manager of the Fund.

**	Information provided is as of December 31, 2023.

The last sentence of the first paragraph of the sub-section entitled “Portfolio Manager Potential Material Conflicts of Interest” is deleted in its entirety and replaced with the following:

Currently, the portfolio managers of the Fund are not entitled to receive a portion of incentive fees of other accounts.

Shareholders should retain this Supplement for future reference.

SAI-GIF-0224SUP

3